THE HERZFELD
                                CARIBBEAN BASIN

                                   FUND, INC.

                                 ANNUAL REPORT

                                  JUNE 30, 2000

================================================================================

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
PO Box 161465
Miami, FL 33116
(305) 271-1900

INVESTMENT ADVISOR
HERZFELD / CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL 33116
(305) 271-1900

TRANSFER AGENT & REGISTRAR
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 443-6870

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street, 5th Floor
Boston, MA 02116

COUNSEL
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Kaufman, Rossin & Co.
2699 South Bayshore Drive
Miami, FL 33133

--------------------------------------------------------------------------------

The Herzfeld Caribbean Basin Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which consist of Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia and Venezuela. The fund invests at least 65% of its total assets in a broad range of securities of issuers including U.S.-based companies, which engage in substantial trade with and derive substantial revenue from operations in the Caribbean Basin Countries.

--------------------------------------------------------------------------------

                          Listed NASDAQ SmallCap Market
                                  Symbol: CUBA

LETTER TO SHAREHOLDERS
================================================================================

August 10, 2000                                                   [PHOTO]
                                                            Thomas J. Herzfeld
Dear Fellow Shareholders:                                 Chairman and President

For the fiscal year ended June 30, 2000, our net asset value and share price declined 17.98% and 15.63%, respectively.

Most of the loss occurred in the period between March and June of 2000 as the market in Mexico, the country in which we have our largest foreign investment, moved lower. The Bolsa in Mexico, however, hit a yearly low in May, reversed directions and rallied further after presidential elections at the beginning of July.

Performance was also negatively affected by the sell-off in two of our larger U.S. positions: Royal Caribbean Cruises Ltd. (RCL) and Carnival Corp. (CCL). Cruise operators, in an effort to keep market share, over-built capacity. In an attempt to fill berths, they were forced to discount fares, putting pressure on profit margins. On the positive side, we are encouraged by what appears to be a gradual but perceptible change in the U.S. government's attitude regarding Cuba. We can make a better case now than we could last year that the restrictions on travel are coming closer to being eased or eliminated. If travel restrictions are changed, both RCL and CCL will be strong beneficiaries.

One of our smaller holdings, Trailer Bridge, Inc. (TRBR), is also eyeing potential business in Cuba. The company, based in Jacksonville, Florida, is an integrated trucking and marine freight carrier. Their vessels, which have shallow drafts, are very suitable for operation in Cuban waters. We increased our position in TRBR during the year.

PREMIUM/DISCOUNT

As in every year since the formation of the fund, our shares have traded at both premiums and discounts to net asset value. The following is a chart of our premium/discount from inception.

[BAR CHART]

================================================================================

LARGEST ALLOCATIONS

The following tables present our largest investments and geographic allocations as of June 30, 2000.

GEOGRAPHIC                  % OF NET ASSETS
ALLOCATION
-------------------------------------------

USA                              45.77%
Mexico                           19.78%
Panama                            9.58%
Puerto Rico                       5.07%
Cayman Islands                    4.51%
Belize                            3.66%
Dominican Republic                3.45%
Latin America Regional            2.83%
Venezuela                         1.83%
Netherlands Antilles              1.70%
Costa Rica                        1.02%
Colombia                          0.45%
Virgin Islands                    0.36%
Cuba                              0.00%
-------------------------------------------

------------------------------------------------------
LARGEST PORTFOLIO POSITIONS            % OF NET ASSETS

Florida East Coast Industries Inc.          28.10%
Mexico Fund, Inc.                            7.06%
PanAmerican Beverage Inc. Cl. A              5.64%
Carnival Corp.                               4.05%
Banco Latinoamericano de Exportaciones       3.94%
Carlisle Holdings Inc.                       3.66%
Royal Caribbean Cruises Ltd.                 3.56%
Tricom SA, ADR                               3.45%
The Mexico Equity and Income Fund, Inc.      3.39%
Consolidated Water Co. Ltd.                  3.06%
------------------------------------------------------

[MAP]

================================================================================

Daily net asset values and press releases on the Fund are available on the internet at www.herzfeld.com.

I would like to take this time to thank the members of the Board of Directors for their hard work and guidance and also to thank my fellow shareholders for their continued support and suggestions.

                                        Sincerely,


                                        Thomas J. Herzfeld
                                        Chairman of the Board and President

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000
================================================================================

Shares or Principal Amount        Description                         Value
--------------------------        -----------                         -----

COMMON STOCKS - 100.01% of net assets

Banking and finance - 5.20%
       8,000     Bancolombia S.A.                                  $     17,000
       3,500     Banco Ganadero S.A.                                     20,562
      12,000     Banco Latinoamericano de Exportaciones                 332,250
       6,000     Doral Financial                                         68,625

Communications - 8.34%
       3,000     Able Telecom Holdings*                                   6,187
       2,400     Atlantic Tele-Network*                                  22,651
       6,750     Corecomm, Inc.*                                        131,625
      16,000     Grupo Radio Centro S.A. ADR                            182,000
       1,000     Grupo Televisa S.A. GDR                                 68,937
      19,000     Tricom S.A. ADR                                        290,937

Conglomerates - 3.70%
      42,024     Carlisle Holdings, Inc.                                308,616
         200     Grupo Imsa S.A.                                          2,887

Construction and related - 6.09%
      12,000     Bufete Industrial S.A. ADR3,750
       1,936     Ceramica Carabobo Cl. A ADR                              2,867
      13,000     Empresas ICA Sociedad Controladora ADR                  21,937
       7,000     Florida Rock Industries, Inc.                          249,375
       3,750     Mastec, Inc.                                           143,203
       3,300     Puerto Rican Cement Co.                                 91,781

Consumer products and related manufacturing - 15.80%
     800,000     Atlas Electricas S.A.                                   85,543
       1,918     Buenos Aires Embotelladora S.A. (Note 2)*                  192
       6,400     Coca Cola Femsa S.A.                                   120,800
       6,400     Grupo Casa Autrey S.A. ADR                              58,400
      42,218     Mavesa S.A. ADR                                        131,931
      31,800     PanAmerican Beverage Inc. Cl. A                        475,012
       7,146     Pepsi Cola Puerto Rico                                  21,438
      11,500     Savia S.A. ADR                                         222,812
      13,000     Vitro Sociedad Anonima ADR                              41,437
      13,850     Watsco Incorporated                                    173,125

                            See accompanying notes.

----------------------
*Non-income producing

================================================================================

Shares or Principal Amount        Description                         Value
--------------------------        -----------                         -----

Investment companies - 13.28%
      16,000     The Latin America Equity Fund, Inc.               $    208,000
       3,000     The Latin American Discovery Fund, Inc.                 30,563
      27,200     The Mexico Equity and Income Fund, Inc.                285,600
      40,000     The Mexico Fund, Inc.                                  595,000

Leisure - 7.66%
      17,500     Carnival Corp.                                         341,250
       1,500     Grand Adventure Tour & Travel                            4,688
      16,200     Royal Caribbean Cruises Ltd.                           299,700

Medical - 1.70%
       8,000     Orthofix International N.V.*                           143,000

Railroad and landholdings - 28.10%
      59,200     Florida East Coast Industries Inc.                   2,368,000

Retail - 0.10%
      20,000     Little Switzerland Inc.*                                 8,126

Trucking and marine freight - 3.36%
         800     Seaboard Corporation                                   137,600
      35,000     Trailer Bridge, Inc.                                    92,421
      10,000     Transportacion Maritima Mexicana ADR                    53,125

Utilities - 4.99%
      12,000     Caribbean Utilities Ltd. Cl. A                         121,800
      35,600     Consolidated Water Co. Ltd.                            258,100
       2,000     Teco Energy                                             40,126

Other - 1.69%
       3,300     Consorcio G Grupo Dina ADR                               9,488
         193     Hvide Marine, Inc. warrants                                290
       2,414     Mantex S.A.I.C.A.                                       16,991
      14,200     Margo Caribe, Inc.*                                    113,600
         833     Siderurgica Venezolana Sivensa ADR                       1,967
          75     Siderurgica Venezolana Sivensa "B"                         123
                                                                   ------------
TOTAL COMMON STOCKS (cost $7,930,040)                                 8,425,438

BONDS - 0% of net assets

$    165,000     Republic of Cuba - 4.5%, 1977 - in default
                   (cost $63,038) (Note 2)*                                  --

Other assets less liabilities - (0.01%) of net assets                      (959)
                                                                   ------------
Net assets - 100%                                                  $  8,424,479
                                                                   ------------

                            See accompanying notes.

----------------------
*Non-income producing

Statement of Assets and Liabilities as of June 30, 2000

ASSETS

   Investment in securities, at value (cost $7,930,040) (Note 2)     $8,425,438
   Cash                                                                  21,295
   Dividends and interest receivable                                     10,323
   Other assets                                                          42,637
                                                                     ----------
   TOTAL ASSETS                                                       8,499,693

   LIABILITIES

   Accrued investment advisor fee (Note 3)       $ 32,850
   Other payables                                  42,364
                                                 --------

   TOTAL LIABILITIES                                                     75,214
                                                                     ----------

NET ASSETS (Equivalent to $5.02 per share
   based on 1,677,636 shares outstanding)                            $8,424,479
                                                                     ==========

Net assets consist of the following:
   Common stock, $.001 par value; 100,000,000
     shares authorized; 1,677,636 shares issued
     and outstanding                                                 $    1,678
   Additional paid-in capital                                         8,362,502
   Undistributed net investment loss                                   (484,488)
   Undistributed net realized gain on investments                        49,389
   Net unrealized gain on investments                                   495,398
                                                                     ----------

   TOTAL                                                             $8,424,479
                                                                     ==========

                            See accompanying notes.

STATEMENT OF OPERATIONS YEAR ENDED JUNE 30, 2000
================================================================================

INVESTMENT INCOME
   Dividends                                                         $  120,025
   Interest                                                               3,187
                                                                     ----------
     Total income                                                       123,212

EXPENSES

   Investment advisor fee (Note 3)               $134,029
   Custodian fees                                  54,150
   Professional fees                               27,713
   Transfer agent                                  16,042
   Insurance                                       16,558
   Directors fees                                   7,400
   Printing                                         5,349
   Proxy services                                   3,198
   Postage                                          6,017
   Listing fees                                     4,000
   Miscellaneous                                   10,323
                                                 --------

   Total expenses                                                       284,779
                                                                     ----------

   INVESTMENT LOSS - NET                                               (161,567)

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
   Net realized gain on investments                42,255
   Change in unrealized gain on investments    (1,727,853)
                                               ----------

   NET LOSS ON INVESTMENTS                                           (1,685,598)
                                                                     ----------
   NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  ($1,847,165)
                                                                     ----------

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED JUNE 30, 2000 and 1999
================================================================================

                                                     2000               1999
                                                     ----               ----
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:

  Investment loss - net                          ($   161,567)     ($   178,349)
  Net realized gain (loss) on investments              42,255           (51,999)
  Change in unrealized gain (loss) on investments  (1,727,853)          906,939
                                                 ------------      ------------
  Net increase (decrease) in net assets from
    operations                                     (1,847,165)          676,591

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Realized gains - short-term                            --             (94,673)
  Realized gains - long-term                             --          (1,094,771)
                                                 ------------      ------------
  Total distributions                                    --          (1,189,444)
                                                 ------------      ------------

  TOTAL DECREASE IN NET ASSETS                   ($ 1,847,165)     ($   512,853)

NET ASSETS:

  Beginning of year                              $ 10,271,644      $ 10,784,497
                                                 ------------      ------------

  End of year                                    $  8,424,479      $ 10,271,644
                                                 ============      ============

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
YEARS ENDED JUNE 30, 1996 through 2000
=====================================================================================================
                                                              Year Ended June 30
                                         ------------------------------------------------------------
                                           2000         1999         1998         1997         1996
                                         --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period     $   6.12     $   6.43     $   6.34     $   5.32     $   4.82
Operations:
  Net investment loss                       (0.10)       (0.11)       (0.01)       (0.04)       (0.03)
  Net realized and unrealized gain (loss)
    on investments                          (1.00)        0.51         0.54         1.14         0.53
                                         --------     --------     --------     --------     --------
    Total from (to) operations              (1.10)        0.40         0.53         1.10         0.50
                                         --------     --------     --------     --------     --------

Distributions:
  From net realized gains                    --          (0.71)       (0.44)       (0.08)        --
                                         --------     --------     --------     --------     --------
    Total distributions                      --          (0.71)       (0.44)       (0.08)        --
                                         --------     --------     --------     --------     --------
Net asset value, end of period           $   5.02     $   6.12     $   6.43     $   6.34     $   5.32
                                         --------     --------     --------     --------     --------
Per share market value, end of period    $   5.06     $   6.00     $   6.00     $   5.25     $   5.38
                                         --------     --------     --------     --------     --------
Total investment return (loss) based on
  market value per share                   (15.63%)      11.83%       23.54%       (0.90%)       2.48%
                                         --------     --------     --------     --------     --------
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000's)     $  8,424     $ 10,272     $ 10,784     $ 10,628     $  8,927
                                         --------     --------     --------     --------     --------
Ratio of expenses to average net assets      3.11%        3.30%        3.21%        3.01%        3.32%
                                         --------     --------     --------     --------     --------
Ratio of investment loss -
  net to average net assets                 (1.76%)      (1.95%)      (0.14%)      (0.78%)      (0.62%)
                                         --------     --------     --------     --------     --------
Portfolio turnover rate                        10%          59%          40%          23%          26%
                                         --------     --------     --------     --------     --------

NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters
--------------------------------

The Herzfeld Caribbean Basin Fund, Inc. (the Fund) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ SmallCap Market and trades under the symbol "CUBA".

The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

The Fund's custodian and transfer agent is Investors Bank & Trust Company, based in Boston, Massachusetts.

Security Valuation
------------------

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

Income Recognition
------------------

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Deposits with Financial Institutions
------------------------------------

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Use of Estimates in the Preparation of Financial Statements
-----------------------------------------------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================

Income Taxes
------------

The Fund qualifies as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) is not subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Shareholders
-----------------------------

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 2. NON-MARKETABLE SECURITES OWNED

Investment in securities includes the following securities for which readily ascertainable market values were not available:

$165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds are listed on the New York Stock Exchange and had been trading in default since 1960. A "regulatory halt" on trading was imposed by the New York Stock Exchange in July, 1995. As of June 30, 2000 the position was valued at -0- by the Board of Directors, which believes approximates the bonds' fair value.

1,918 shares of Buenos Aires Embotelladora S.A., an Argentine bottling company, which were issued (at no cost) as part of a settlement for a class action suit against Pepsi Cola Puerto Rico. Buenos Aires Embotelladora S.A. shares were delisted from the New York Stock Exchange in May 1997. As of June 30, 2000, the position was valued at $0.10 per share by the Board of Directors, which believes approximates fair value.

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the Advisor), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average monthly net assets.

During the year ended June 30, 2000, the Fund paid $8,128 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor.

NOTE 4. INVESTMENT TRANSACTIONS

During the fiscal year ended June 30, 2000, purchases and sales of investment securities were $1,032,424 and $943,036, respectively.

At June 30, 2000, the Fund's investment portfolio had gross unrealized gains of $2,124,738 and gross unrealized losses of $1,629,340, resulting in a net unrealized gain of $495,398.

INDEPENDENT AUDITORS' REPORT
================================================================================

To the Board of Directors and Shareholders
The Herzfeld Caribbean Basin Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Herzfeld Caribbean Basin Fund, Inc., including the schedule of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The Herzfeld Caribbean Basin Fund, Inc. as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Kaufman, Rossin & Co.

Miami, Florida
August 9, 2000

OFFICERS AND DIRECTORS
================================================================================

THOMAS J. HERZFELD
        Chairman of the Board, President
        and Portfolio Manager

CECILIA L. GONDOR-MORALES
        Secretary, Treasurer and Director

ANN S. LIEFF
        Director

KENNETH A.B. TRIPPE
        Director

ALBERT L. WEINTRAUB
        Director